ACQUISITION OF BUSINESSES	6 Months Ended
Jun. 30, 2021
Disclosure of detailed information about business combination [abstract]
ACQUISITION OF BUSINESSES	ACQUISITION OF BUSINESSES
Acquisitions Completed in 2021
a) Acquisition of additional interest in our Brazilian regulated gas transmission operation
On April 30, 2021, Brookfield Infrastructure, alongside institutional partners (the “NTS consortium”), acquired an additional 3% interest (NTS consortium total of 10%) in our Brazilian regulated gas transmission operation, increasing our partnership’s ownership of the business to approximately 31%. Total consideration paid was $87 million (NTS consortium total of $283 million), all of which was funded using asset level debt raised on closing. As a result of the purchase price exceeding the previous carrying value of non-controlling interests, a loss of $32 million was recognized directly in ownership changes and recorded within Other items on the Consolidated Statements of Partnership Capital.
b) Individually insignificant business combinations
The following table summarizes the purchase price allocation of individually insignificant business combinations that were completed in 2021:

US$ MILLIONS
Cash	$51
Contingent consideration	2
Pre-existing interest in business(1)	43
Total consideration	$96
1.Prior to the acquisition, Brookfield held an interest in one of the acquirees which was accounted for using the equity method.
Fair value of assets and liabilities acquired (provisional)(1):

US$ MILLIONS
Cash and cash equivalents	$44
Accounts receivable and other	16
Property, plant and equipment	184
Intangible assets	467
Goodwill	97
Accounts payable and other liabilities	(57)
Non-recourse borrowings	(224)
Deferred income tax liabilities	(99)
Net assets acquired before non-controlling interest	428
Non-controlling interest(2)	(332)
Net assets acquired	$96
1.The fair values of certain acquired assets and liabilities for these operations have been determined on a provisional basis given the proximity of the acquisitions to the reporting date, pending finalization of the determination of the fair values of the acquired assets and liabilities. Our partnership is in the process of obtaining additional information primarily in order to assess the fair values of property, plant and equipment, intangible assets, deferred income taxes and the resulting impact to goodwill as at the date of the acquisitions.
2.Non-controlling interest represents the interest not acquired by Brookfield Infrastructure, measured at fair value at the acquisition dates.
Supplemental Information
Had the individually insignificant acquisitions been effective January 1, 2021, the revenue and net income of Brookfield Infrastructure would have been approximately $5.4 billion and $1.7 billion, respectively, for the six-month period ended June 30, 2021.
In determining the pro-forma revenue and net income attributable to our partnership, management has:
•Calculated depreciation of property, plant and equipment and amortization of intangible assets acquired on the basis of the fair values at the time of the business combination rather than the carrying amounts recognized in the pre-acquisition financial statements and;
•Based borrowing costs on the funding levels, credit ratings and debt and equity position of Brookfield Infrastructure after the business combination.
Acquisitions Completed in 2020
a) Acquisition of a telecom tower operation in India
On August 31, 2020, Brookfield Infrastructure, alongside institutional partners (the “Summit consortium”), acquired an effective 17% interest in Summit Digitel Infrastructure Private Limited, an Indian telecom tower operation (“Summit’) from Reliance Industries Limited (“RIL”) for $584 million (Summit consortium total of approximately $3.4 billion). Brookfield Infrastructure entered into a voting agreement with an affiliate of Brookfield, providing Brookfield Infrastructure the right to direct the relevant activities of the entity, thereby providing Brookfield Infrastructure with control. Accordingly, Brookfield Infrastructure consolidated the entity effective August 31, 2020. Acquisition costs of approximately $15 million were recorded in Other income (expense) within the Consolidated Statements of Operating Results.
Consideration transferred

US$ MILLIONS
Cash	$584
Total Consideration	$584
Fair value of assets and liabilities acquired as of August 31, 2020 (provisional)(1),(2):

US$ MILLIONS
Accounts receivable and other	$408
Property, plant and equipment	6,900
Intangible assets	830
Goodwill	153
Accounts payable and other liabilities	(417)
Non-recourse borrowings	(2,356)
Lease liabilities	(2,101)
Deferred income tax liabilities	(12)
Net assets acquired before non-controlling interest	3,405
Non-controlling interest(3)	(2,821)
Net assets acquired	$584
1.The fair values of certain acquired assets and liabilities for this operation have been determined on a provisional basis given the proximity of the acquisition to the reporting date, pending finalization of the determination of the fair values of the acquired assets and liabilities. Our partnership is in the process of obtaining additional information primarily in order to assess the initial measurement of right-of-use assets and liabilities as at the date of acquisition.
2.Revisions to the purchase price allocation resulted in adjustments to the preliminary fair values, including intangible assets, property, plant and equipment and deferred income tax liabilities. The offsetting adjustment to goodwill resulted in an increase of approximately $125 million.
3.Non-controlling interest represents the consideration paid for the interest not acquired by Brookfield Infrastructure, measured at fair value at the acquisition date, and includes capital provided by non-controlling interest in the form of shareholder loan to the operating business.
The goodwill recorded on acquisition is largely reflective of the potential to obtain long-term contracts for the business’ unutilized capacity of the telecom towers. The goodwill recognized is not deductible for income tax purposes.
b) Partial acquisition of interest in our Colombian natural gas transmission operation
On July 15, 2020, Brookfield Infrastructure, alongside institutional partners (the “Vanti consortium”), completed a take private tender offer resulting in the acquisition of an additional 20% interest (Brookfield Infrastructure’s share - approximately 6%) in our Colombian natural gas transmission operation, increasing our ownership of the business to approximately 21%. Total consideration paid was approximately $45 million (Vanti consortium total of $150 million), of which approximately $25 million (Vanti consortium total of approximately $90 million) was funded through equity and the remainder with asset level debt raised on closing. As a result of the purchase price exceeding the previous carrying value of non-controlling interests, a loss of $10 million was recognized directly in ownership changes and recorded within Other items on the Consolidated Statements of Partnership Capital.